SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2002

The Banc Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street
Birmingham, Alabama 35203
(Address of Principal Executive Offices)(Zip Code)

(205) 326-2265
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
SECTION 906 CERTIFICATION OF THE CFO AND CEO

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

(99) Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350.

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, The Banc Corporation submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company’s report on Form 10-Q for the quarter ended June 30, 2002, filed on August 14, 2002. A copy of the certification is attached hereto as an exhibit. The Company is furnishing the certification pursuant to the Securities and Exchange Commission’s Regulation FD. The certification is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANC CORPORATION

By	/s/ F. Hampton McFadden, Jr. F. Hampton McFadden, Jr. Executive Vice President, General Counsel and Secretary

Dated: August 14, 2002